Exhibit 99.1

GLUCOTRACK TO PRESENT FIRST-IN-HUMAN STUDY RESULTS FOR CONTINUOUS BLOOD GLUCOSE MONITOR AT THE 2025 INTERNATIONAL CONFERENCE ON ADVANCED TECHNOLOGIES & TREATMENT FOR DIABETES

Safety and performance data from direct blood glucose measurement technology to be featured at international diabetes technology conference

Rutherford, NJ, March 19, 2025 (GLOBE NEWSWIRE) – Glucotrack, Inc. (Nasdaq: GCTK), a medical device company focused on the design, development, and commercialization of novel technologies for people with diabetes, today announced that safety and performance data from its first-in-human trial of its long-term continuous blood glucose monitoring (CBGM) system will be presented at the 2025 International Conference on Advanced Technologies & Treatment for Diabetes (ATTD). ATTD is an important global conference focused on technological innovations in diabetes care. The conference will be held in Amsterdam, the Netherlands, taking place March 19 – 22, 2025.

“We are pleased to be showcasing these significant results from our first-in-human trial, demonstrating the safety, feasibility and promising performance of our CBGM,” said Paul V. Goode, PhD, President and Chief Executive Officer of Glucotrack. “This ground-breaking study supports our approach to measuring glucose directly from the blood, rather than interstitial fluid, which enables real-time glucose monitoring with potentially greater accuracy and without on-body wearables, representing a potentially transformative advancement in diabetes management. We look forward to sharing detailed findings from this important study at ATTD and advancing our clinical program with our upcoming chronic implant study.”

The poster will be presented at the meeting and will be made available on the Glucotrack website following the conference.

Poster Title: Early Feasibility Study to Evaluate an Intravascular Continuous Blood Glucose Monitor in Adults with Diabetes Mellitus

Unlike traditional continuous glucose monitors, the CBGM is a long-term implantable device with no on-body external component, designed for three years of continuous, accurate blood glucose monitoring, offering a more convenient and less intrusive glucose monitoring solution.

The Glucotrack Continuous Blood Glucose Monitor is an Investigational Device and is limited by federal (or United States) law to investigational use.

For more information about Glucotrack’s CBGM technology, visit glucotrack.com. Information on the Company’s website does not constitute a part of and is not incorporated by reference into this press release.

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About Glucotrack, Inc.

Glucotrack, Inc. (NASDAQ: GCTK) is focused on the design, development, and commercialization of novel technologies for people with diabetes. The Company is currently developing a long-term implantable continuous blood glucose monitoring system for people living with diabetes.

Glucotrack’s CBGM is a long-term, implantable system that continually measures blood glucose levels with a sensor longevity of 3 years, no on-body wearable component and with minimal calibration. For more information, please visit http://www.glucotrack.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 28, 2024.

Contacts:

Investor Relations:

investors@glucotrack.com

Media:

GlucotrackPR@icrinc.com